UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 20, 2006

                 ADVANCED MAGNETICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

                    Delaware

(State or Other Jurisdiction of Incorporation)

0-14732 (Commission File Number)	04-2742593 (IRS Employer Identification No.)

125 Cambridge Park Drive, 6thFloor Cambridge, Massachusetts (Address of Principal Executive Offices)	02140 (Zip Code)

                               (617) 498-3300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 20, 2006, Advanced Magnetics, Inc. (the “Company”) issued a press release setting forth the Company’s results of operations and financial condition for the quarter ended March 31, 2006. The Company's press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The Company hereby furnishes the following exhibit:

99.1	Press release dated April 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MAGNETICS, INC.

By: /s/ Michael N. Avallone
Name:	Michael N. Avallone
Title:	Chief Financial Officer

Date: April 20, 2006

Exhibit Index

99.1	Press release dated April 20, 2006